Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Intorio, Corp. (the “Company”) on Form 10-K for the fiscal year ended February 29, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, Gagi Gogolashvili, Chief Executive and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2024	/s/ Gagi Gogolashvili
Gagi Gogolashvili
President, Treasurer and Secretary
(Principal Executive, Financial and Accounting Officer)